Net Debt	6 Months Ended
Jun. 30, 2018
Net Debt
Net Debt

3   NET DEBT

The table below provides an analysis of net debt and a reconciliation of net cash flow to the movement in net debt.

The Group monitors net debt as part of its capital management policy as described in Note 26 of the Annual Report and Form 20‑F Information 2017. Net debt is a non-GAAP financial measure.

	At 1 Jan	Cash	Non-cash	Exchange	At 30 Jun
	2018	Flow	& Other	Movements	2018
	$m	$m	$m	$m	$m
Loans due after one year	(15,560)	—	6	102	(15,452)
Finance leases due after one year	—	—	—	—	—
Total long-term debt	(15,560)	—	6	102	(15,452)

Current instalments of loans	(1,397)	—	–	—	(1,397)
Current instalments of finance leases	(5)	—	5	—	—
Commercial paper	(180)	(1,980)	–	–	(2,160)
Bank Collateral	(513)	67	–	–	(446)
Other short-term borrowings excluding overdrafts	—	–	–	–	–
Overdraft	(152)	(63)	–	3	(212)

Total current debt	(2,247)	(1,976)	5	3	(4,215)

Gross borrowings	(17,807)	(1,976)	11	105	(19,667)

Net derivative financial instruments	504	47	(86)	–	465

Net Borrowings	(17,303)	(1929)	(75)	105	(19,202)

Cash and cash equivalents	3,324	(316)	0	(30)	2,978
Other investments - current	1,230	(415)	(16)	–	799
Other investments - non-current	70	—	12	—	82
Cash and investments	4,624	(731)	(4)	(30)	3,859

Net funds / (debt)	(12,679)	(2,660)	(79)	75	(15,343)

Non-cash movements in the period include fair value adjustments.

Other investments – non-current are included within the balance of $1,089m (31 December 2017: $933m) in the Statement of Financial Position.

The equivalent GAAP measure to net debt is ‘liabilities arising from financing activities’ which excludes the amounts for cash and overdrafts, other investments and non-financing derivatives shown above and includes the Acerta put option liability of $1.9bn shown in non-current other payables.